UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

EAGLE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-20146	54-1601306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Main Street P.O. Box 391 Berryville, Virginia	22611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 955-2510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01   Entry into a Material Definitive Agreement.

On March 31, 2022, Eagle Financial Services, Inc. (the “Company”) entered into Subordinated Note Purchase Agreements (the “Purchase Agreements”) with certain qualified institutional buyers and accredited institutional investors, pursuant to which the Company issued 4.50% Fixed-to-Floating Rate Subordinated Notes due 2032, in the aggregate principal amount of $30.0 million (the “Notes”). The Notes were offered and sold in a private placement in reliance on the exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated under the Securities Act.

The Company intends to use the net issuance proceeds for general corporate purposes, including a capital contribution to its wholly owned subsidiary, Bank of Clarke County, to support its continued organic growth.

The Notes mature on April 1, 2032, unless redeemed earlier.  The Notes initially bear interest, payable semi-annually in arrears, at a fixed rate of 4.50% per annum until April 1, 2027.  Beginning April 1, 2027 and until maturity or redemption, the interest rate applicable to the outstanding principal amount of the Notes due will reset quarterly to an interest rate per annum equal to the then current three-month secured overnight financing rate (“SOFR”) plus 235 basis points, payable quarterly in arrears.  The Company has the option to redeem the Notes, at par and in whole or in part, on any scheduled interest payment date beginning on April 1, 2027.

The foregoing description of the Purchase Agreements and the Notes does not purport to be complete and is qualified in its entirety by reference to the form of Purchase Agreement and the form of Note, which are attached hereto as Exhibits 10.1 and 4.1, respectively, and are incorporated by reference into this Item 1.01.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01     Other Events

  On March 31, 2022, the Registrant issued a press release announcing the completion of a $30 million subordinated notes offering. A copy of the company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is being furnished pursuant to the Items above.

Exhibit No.	Description

4.1 10.1 99.1 104

Form of Subordinated Note

Form of Subordinated Note Purchase Agreement (including form of Note)

Press release dated March 31, 2022

Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2022

Eagle Financial Services, Inc.

By:	/s/ KATHLEEN J. CHAPPELL
Kathleen J. Chappell
Executive Vice President and CFO